CONSULTING SERVICES AGREEMENT

This Consulting Services Agreement (this “Agreement”), is entered into this 14th day of June 2018, by and between Go Fund LLC (the “Consultant”) and NewBridge Global Ventures, Inc. (the “Client”).  The Consultant or the Client sometimes referred to as a “Party” and together referred to as the “Parties”.

WITNESSETH:

WHEREAS, as a result of the Consultant’s experience, skills, abilities, knowledge, and background, the Client desires to engage the Consultant to render consulting services hereinafter set forth upon and subject to the terms and conditions of this Agreement; and

WHEREAS, the Consultant desires to be engaged as a consultant by the Client to perform the consulting services hereinafter set forth for the consulting fees and upon and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. CONSULTING SERVICES. Subject to the terms and conditions of this Agreement, the Client hereby retains the Consultant, on a non-exclusive basis, as a business consultant to provide advice and services, as directed by the Client from time to time, relating to business plan execution, business and acquisition strategy (the “Services”).

Notwithstanding anything contained herein to the contrary, the Parties hereto acknowledge and agree that, if directed by the Client, the Services may include providing advice and assistance to the Client in connection with the Client’s capital raising efforts. The parties further acknowledge and agree that the Consultant shall have no power to bind Client to any contract or obligation or to transact any business in the Client’s name or on behalf of the Client in any manner.  The Parties shall at all times comply with all state and federal securities laws, rules and regulations.

2. CLIENT OBLIGATIONS. The Client shall supply and deliver to the Consultant all documentation and information relating to the Client and the Client’s business as may be reasonably requested by the Consultant in connection with the performance of the Services by the Consultant.  Such information and documentation shall, to the best of the Client’s knowledge, be accurate and complete in all material respects at the time furnished.  The Client will promptly notify the Consultant if it learns of any material misstatement in, or material omission from, any information previously delivered to Consultant.  The Consultant may rely, without independent verification, on the accuracy and completeness of all information furnished by the Client.  The Client understands that the Consultant shall not be liable for independently verifying the accuracy of such information, and shall not be liable for any inaccuracies therein.

3. TERM/TERMINATION. The term of this Agreement (the “Term”) shall commence on the date hereof and continue for a period of Six Months. Each Party’s right of termination as set forth herein shall be in addition to, and not in limitation of, any and all other remedies available to such Party at law, in equity, or under the terms and provisions of this Agreement.  Notwithstanding the foregoing, the expiration of this Agreement shall effect: (i) the confidentiality provisions set forth herein; (ii) the Consultant’s right to receive, and the Client’s obligation to pay, any fees and expenses due, and (iii) the agreements of the Client and Consultant with respect to choice of law and forum.

4. MILESTONES. The following are expected milestones that the Parties agree are the measure of success of this Agreement:

(a) Assist the Client with its acquisition strategy and appropriate acquisitions.

(b) Assist with Capital raise.

(c) Introduce the Client to investment banks/broker dealers

(d) Attend meetings as required by the company with the investment community.

5. COMPENSATION AND FEES. As consideration for Consultant’s entering into this Agreement, the Client shall (a) issue Consultant 800,000 shares of Client common stock $0.0001 par value upon execution of this Agreement, (b) grant Consultant registration rights on shares issued. All shares of Client Common Stock issued to the Consultant hereunder shall be duly authorized, validly issued, fully paid and non-assessable when issued, with no personal liability attaching to the ownership thereof, and shall be issued in compliance with applicable federal, state and foreign securities laws.  All shares of Client Common Stock issued to the Consultant hereunder will be free and clear of all liens, claims and other encumbrances of any kind or nature, including restrictions upon the transferability of shares of Client Common Stock (“Encumbrances”). The issuance by Client of the Client Common Stock will not result in (i) any breach of its constituent documents, (ii) any claim by a third party against the Consultant or (iii) any breach of any law or regulation applicable to Client.

6. REGISTRATION RIGHTS. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto as Exhibit A (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder

.7. REPRESENTATIONS AND WARRANTIES OF THE PARTIES.

(a) Client Representations and Warranties. The Client represents and warrants to the Consultant that the statements contained in this Section 6(a) are correct and complete:

(i) The Client is a corporation duly organized, validly existing, and in good standing under the laws of the state of Delaware, with all requisite corporate power and authority to enter into this Agreement, perform its obligations as provided for herein, and consummate the transactions contemplated hereunder. The execution and delivery of this Agreement by the Client, the performance by it of obligations herein and the consummation of the transactions contemplated hereunder, have been duly approved and authorized by the Client's board of directors and shall not (i) result in a violation of any of the constituent documents of the Client; (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, lease, license, contract, agreement or other instrument or obligation to which Client is a party or by which it or any of its properties or assets may be bound; (iii) violate any order, writ, injunction, decree, statute, rule or regulation applicable to Client or any of its properties or assets; or (iv) give any governmental authority the right to challenge any of transactions contemplated hereunder.

(ii)This Agreement constitutes a valid and binding obligation of the Client, enforceable against the Client in accordance with its terms, subject to general equitable principles and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws relating to or affecting generally the enforcement of creditors’ rights.

(b) Consultant Representations and Warranties. The Consultant represents and warrants to the Client that the statements contained in this Section 6(b) are correct and complete:

(i) The Consultant is a limited liability company duly organized, validly existing, and in good standing under the laws of the state of California, with all requisite limited liability company power and authority to enter into this Agreement, perform its obligations as provided for herein, and consummate the transactions contemplated hereunder.

(ii)  This Agreement constitutes a valid and binding obligation of the Consultant, enforceable against the Consultant in accordance with its terms, subject to general equitable principles and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or other similar laws relating to or affecting generally the enforcement of creditors’ rights.

8. NON-EXCLUSIVITY. Services shall be rendered by the Consultant on a non-exclusive basis.  The Consultant understands that Client may engage other individuals and entities to perform the same or similar Services. The Client understands that the Consultant may be engaged by or have ownership or other interests in entities that Consultant may provide consulting services to, or be affiliated with, or participate with, and there shall be no fiduciary obligation on the part of the Consultant, other than to disclose such affiliation and/or relationship. The Consultant agrees that it will perform its duties and obligations under this Agreement in good faith and in a commercially reasonable manner.

9. INDEPENDENT CONTRACTOR. Client acknowledges that Consultant is an independent contractor of the Client. Consultant, its officers, employees and agents shall not be and shall not represent themselves as agents or employees of the Client.  Payments to consultant hereunder shall not be subject to withholding taxes or other employment taxes as required with respect to compensation paid to an employee.

10. APPLICABLE LAW AND MEDIATION. This Agreement will be governed by and construed in accordance with the laws of the State of Utah. In the event any dispute or controversy arises between the Parties relating to the terms and conditions of this Agreement, or the alleged breach thereof, the Parties agree agrees that prior to initiating any action in connection with such dispute or controversy the Parties shall submit the dispute or controversy to non-binding mediation to be conducted in Salt Lake City under the Commercial Mediation Rules of the American Arbitration Association.  Notwithstanding the foregoing agreement to mediate any such dispute or controversy, (a) upon the passage of 30 days from the date such dispute or controversy is submitted to mediation, either Party may commence litigation for the purpose of resolving the dispute or controversy, and (b) the foregoing agreement shall not limit the ability of either Party to obtain temporary or permanent injunctive relief at any time for the purpose of restraining a Party to this Agreement from any continuing or threatened breach of this Agreement.  The Parties waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Agreement.

11.  NOTICES. Any and all notices and other communication from any Party to the other required or permitted hereunder must be in writing and sent by either (i) United States mail, as first class mail, certified mail or registered mail, postage prepaid, return receipt requested, or (ii) by a nationally recognized overnight courier or delivery service, or (iii) by facsimile transmission with an original mailed by one of the methods set forth in subsections (i) or (ii) of this Section 9, and addressed as follows:

If to Consultant:

Go Fund LLC

1 Hawthorne Street 24A

San Francisco, Ca 94105

Attention: Lance Dalton (415) 577-1681

lance@gonow.com

If to Client: With a copy to:

NewBridge Global Ventures, Inc.
Attn: Bob Bench

626 E. 1820 North, Orem, Utah 84097

801-362-2115

bob@newbridgegv.com

Carman Lehnhof Israelsen

Attn: J. Martin Tate

299 S. Main Street, Suite 1300

Salt Lake City, UT 84101

801-792-5002

mtate@clilaw.com

11.CONFIDENTIAL INFORMATION.

(a) Defined.  All proprietary or non-public data, information or other items exchanged between the Parties under this Agreement, will be considered to be confidential in nature, including, without limitation, the terms and conditions of this Agreement (“Confidential Information”).

(b)Obligations.  The Parties agree to use Confidential Information provided hereunder only for purposes directly related to the Services provided under this Agreement and this Agreement; to restrict disclosure of Confidential Information solely to employees with a need to know; and not to disclose such Confidential Information to other third parties.  Notwithstanding the foregoing, (i) the obligations of confidentiality set forth in this Section 10 shall not apply to Confidential Information that is (1) publicly available, (2) rightfully received by the receiving Party from a third party and not accompanied by confidentiality obligations, (3) already in the receiving Party’s possession and lawfully received from sources other than the disclosing Party, (4) independently developed by the receiving Party without the use, benefit or aid of Confidential Information provided by the disclosing Party, or (5) approved in writing for release or disclosure without restriction by the disclosing Party, and (ii) the terms of this Section 10 will not preclude the disclosure of Confidential Information by either Party is such disclosure is: (1) in response to a valid order of a court or other governmental body, (2) otherwise required by law, or (3) necessary to establish rights under this Agreement, provided, however, that such Party must notify the disclosing Party of such request or requirement and will limit the disclosure.

12. INDEMNIFICATION. Consultant agrees to indemnify, hold harmless and defend Client and its directors, officers, employees and agents, at its sole cost, from and against any action, claim, demand or liability, including reasonable attorney’s fees and costs, arising from or relating to: (i) Consultant’s breach of this Agreement; (ii) or any claim, finding or allegation that Consultant has violated any state or federal securities laws in connection with the Services or which result from the sale of any of the Client securities in which Consultant was involved, either directly or indirectly.  Client agrees, at its sole defense, to indemnify and defend Consultant from and against any damages, claims or suits by third parties against Consultant arising from the performance of the Services hereunder unless caused by Consultant’s intentional misconduct.

13. NON-GUARANTEE.  Consultant promises to exercise good faith and commercially reasonable efforts in its duties and responsibilities in its entirety and makes no guarantee it will be successful in any claims made to the Client either verbally and pursuant to any results and claims stipulated in this Agreement. Any comments made regarding potential time frames and anything that pertains to the outcome of Client’s requests is expressions of opinion only. Client acknowledges and agrees it is not required to make exclusive use of Consultant for any services Consultant holds no exclusive rights to the Client’s projects.

14. MISCELLANEOUS.

(a) Assignment.  The rights and obligations hereunder may not be assigned or transferred by either Party without the prior written consent of the other Party.

(b) Entire Agreement.  This Agreement constitutes the entire agreement of the Parties with regard to its subject matter and super cede all previous written or oral representations, agreements and understandings between the Client and Consultant.

(c) No Modification. The Agreement may be modified, amended, or changed only by a written instrument signed by the Parties.

(d) Severability, No Waiver. In the event that any provision in this Agreement will, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability will not affect any other provisions of this Agreement, and all other provisions will remain in full force and effect.  The failure of a Party to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provisions or the right of the Party thereafter to enforce such provisions.  No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

15. COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts (and such counterpart signatures may be delivered by the Parties as a PDF attachment to an email or via other electronic means), each of which shall be deemed an original, and all of which together shall constitute one single Agreement among the Parties.

[Signatures on Following Page]

IN WITNESS WHEREOF, this Agreement has been executed and delivered effective as of the date first set forth above.

CLIENT:

NEWBRIDGE GLOBAL VENTURES, INC.

By:____________________________

    Name: Mark Mersman

    Title: Chief Executive Officer

CONSULTANT:

GO FUND LLC

By:____________________________

    Name: Lance Dalton

    Title: President

[Signature Page to Consulting Agreement]

EXHIBIT A

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (the “Agreement”), dated as of June 12, 2018 (the “Execution Date”), is entered into by and between NewBridge Global Ventures, Inc., a Delaware corporation with its principal executive office at 626 E. 1820 North, Orem, Utah 84097 (the “Company”), and GO FUND, LLC, a California limited liability company, with offices at 1 Hawthorne Street 24A, San Francisco, California 94105 (the “Consultant”).

RECITALS:

WHEREAS, pursuant to the Consulting Agreement entered into by and between the Company and the Consultant of this even date (the “Consulting Agreement”), the Company has agreed to issue Consultant 800,000 shares of the Company’s common stock $0.0001 par value (the “Common Stock”);

WHEREAS, as an inducement to the Consultants to execute and deliver the Consulting Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws, with respect to the shares of Common Stock issuable pursuant to the Consulting Agreement.

NOW THEREFORE, in consideration of the foregoing promises and the mutual covenants contained hereinafter and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Consultant hereby agree as follows:

SECTION I
DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings:

“Execution Date” shall have the meaning set forth in the preambles.

“Consultant” shall have the meaning set forth in the preambles.

“Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

“Potential Material Event” means any of the following: (i) the possession by the Company of material information not ripe for disclosure in the Registration Statement, which shall be evidenced by determinations in good faith by the Board of Directors of the Company that disclosure of such information in the Registration Statement would be detrimental to the business and affairs of the Company, or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Board of Directors of the Company, be adversely affected by disclosure in the Registration Statement at such time, which determination shall be accompanied by a good faith determination by the Board of Directors of the Company that the Registration Statement would be materially misleading absent the inclusion of such information.

“Register,” “Registered,” and “Registration” refer to the Registration effected by preparing and filing one (1) or more Registration Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such Registration Statement(s) by the United States Securities and Exchange Commission (the “SEC”).

“Registrable Securities” means (i) the shares of Common Stock issued upon exercise of the options granted to Consultant pursuant to the Consulting Agreement between Company and Consultant, and (ii) any shares of capital stock issued or issuable with respect to such shares of Common Stock, if any, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, which have not been (x) included in the Registration Statement that has been declared effective by the SEC, or (y) sold under circumstances meeting all of the applicable conditions of Rule 144 (or any similar provision then in force) under the 1933 Act.

“Registration Statement” means the registration statement of the Company filed under the 1933 Act covering the Registrable Securities.

“Registered Offering Transaction Documents” shall mean this Agreement and the Consulting Agreement between the Company and the Consultant as of the date hereof.

All capitalized terms used in this Agreement and not otherwise defined herein shall have the same meaning ascribed to them as in the Consulting Agreement.

SECTION II
REGISTRATION

2.1The Company shall, at its earliest convenience, use its best efforts to file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-1 (or, if such form is unavailable for such a registration, on such other form as is available for such registration), covering the resale of all of the Registrable Securities, which Registration Statement(s) shall state that, in accordance with Rule 416 promulgated under the 1933 Act, such Registration Statement also covers such indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock dividends or similar transactions. The Company shall initially register for resale all of the Registrable Securities which would be issuable on the date preceding the filing of the Registration Statement based on the closing bid price of the Company’s Common Stock on such date and the amount reasonably calculated that represents Common Stock issuable to other parties as set forth in the Consulting Agreement except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness.

2.2The Company shall use all commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC as soon as possible after the Company has filed the registration statement.

2.3Notwithstanding the registration obligations set forth in this Section 2.1, if the staff of the SEC (the “Staff”) or the SEC informs the Company that all of the unregistered Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single Registration Statement, the Company agrees to promptly (i) inform each of the holders thereof and use its commercially reasonable efforts to file amendments to the Registration Statement as required by the SEC and/or (ii) withdraw the Registration Statement and file a new registration statement (the “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-1 to register for resale the Registrable Securities as a secondary offering.  If the Company amends the Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the SEC, as promptly as allowed by the Staff or SEC, one or more registration statements on Form S-1 to register for resale those Registrable Securities that were not registered for resale on the Registration Statement, as amended, or the New Registration Statement (each, an “Additional Registration Statement”).

SECTIONIII
RELATED OBLIGATIONS

At such time as the Company is obligated to prepare and file the Registration Statement with the SEC pursuant to Section 2, the Company will affect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, with respect thereto, the Company shall have the following obligations:

3.1The Company shall use all commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to become effective and shall keep such Registration Statement effective until the earlier to occur of the date on which (A) the Consultant shall have sold all the Registrable Securities; or (B) the Consultant has no right to acquire any additional shares of Common Stock under the Consulting Agreement (the “Registration Period”). The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. The Company shall use all commercially reasonable efforts to respond to all SEC comments within ten (10) business days from receipt of such comments by the Company. The Company shall use all commercially reasonable efforts to cause the Registration Statement relating to the Registrable Securities to become effective no later than three (3) business days after notice from the SEC that the Registration Statement may be declared effective. The Consultant agrees to provide all information which is required by law to provide to the Company, including the intended method of disposition of the Registrable Securities, and the Company’s obligations set forth above shall be conditioned on the receipt of such information.

3.2The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Consultant thereof as set forth in such Registration Statement. In the event the number of shares of Common Stock covered by the Registration Statement filed pursuant to this Agreement is at any time insufficient to cover all of the Registrable Securities, the Company shall amend such Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover all of the Registrable Securities, in each case, as soon as practicable, but in any event within thirty (30) calendar days after the necessity therefor arises (based on the then Purchase Price of the Common Stock and other relevant factors on which the Company reasonably elects to rely), assuming the Company has sufficient authorized shares at that time, and if it does not, within thirty (30) calendar days after such shares are authorized. The Company shall use commercially reasonable efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

3.3The Company shall make available to the Consultant whose Registrable Securities are included in any Registration Statement and its legal counsel without charge (i) promptly after the same is prepared and filed with the SEC at least one (1) copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, the prospectus included in such Registration Statement (including each preliminary prospectus) and, with regards to such Registration Statement(s), any correspondence by or on behalf of the Company to the SEC or the staff of the SEC and any correspondence from the SEC or the staff of the SEC to the Company or its representatives; (ii) upon the effectiveness of any Registration Statement, the Company shall make available copies of the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto; and (iii) such other documents, including copies of any preliminary or final prospectus, as the Consultant may reasonably request from time to time to facilitate the disposition of the Registrable Securities.

3.4The Company shall use commercially reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of such states in the United States as the Consultant reasonably requests; (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period; (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3.4, or (y) subject itself to general taxation in any such jurisdiction. The Company shall promptly notify the Consultant who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

3.5As promptly as practicable after becoming aware of such event, the Company shall notify Consultant in writing of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (“Registration Default”) and use all diligent efforts to promptly prepare a supplement or amendment to such Registration Statement and take any other necessary steps to cure the Registration Default (which, if such Registration Statement is on Form S-3, may consist of a document to be filed by the Company with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act (as defined below) and to be incorporated by reference in the prospectus) to correct such untrue statement or omission, and make available copies of such supplement or amendment to the Consultant. The Company shall also promptly notify the Consultant (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when the Registration Statement or any post-effective amendment has become effective (the Company will prepare notification of such effectiveness which shall be delivered to the Consultant on the same day of such effectiveness and by overnight mail), additionally, the Company will promptly provide to the Consultant, a copy of the effectiveness order prepared by the SEC once it is received by the Company; (ii) of any request by the SEC for amendments or supplements to the Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, (iv) in the event the Registration Statement is no longer effective, or (v) if the Registration Statement is stale as a result of the Company’s failure to timely file its financials or otherwise

3.6The Company shall use all commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Consultant holding Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding concerning the effectiveness of the registration statement.

3.7The Company shall permit the Consultant and one (1) legal counsel, designated by the Consultant, to review and comment upon the Registration Statement and all amendments and supplements thereto at least one (1) calendar day prior to their filing with the SEC. However, any postponement of a filing of a Registration Statement or any postponement of a request for acceleration or any postponement of the effective date or effectiveness of a Registration Statement by written request of the Consultant (collectively, the “Consultant’s Delay”) shall not act to trigger any penalty of any kind, or any cash amount due or any in-kind amount due the Consultant from the Company under any and all agreements of any nature or kind between the Company and the Consultant. The event(s) of an Consultant’s Delay shall act to suspend all obligations of any kind or nature of the Company under any and all agreements of any nature or kind between the Company and the Consultant.

3.8At the request of the Consultant, the Company’s counsel shall furnish to the Consultant, within two (2) business days, an opinion letter confirming the effectiveness of the registration statement. Such opinion letter shall be issued as of the date of the effectiveness of the registration statement, in a form suitable to the Consultant.

3.9The Company shall hold in confidence and not make any disclosure of information concerning the Consultant unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, or (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction. The Company agrees that it shall, upon learning that disclosure of such information concerning the Consultant is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Consultant and allow the Consultant, at the Consultant’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order covering such information.

3.10The Company shall use all commercially reasonable efforts to maintain designation and quotation of all the Registrable Securities covered by any Registration Statement on the Principal Market. If, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding sentence, it shall use commercially reasonable efforts to cause all the Registrable Securities covered by any Registration Statement to be listed on each other national securities exchange and automated quotation system, if any, on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or system. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3.10.

3.11The Company shall cooperate with the Consultant to facilitate the prompt preparation and delivery the Registrable Securities to be offered pursuant to the Registration Statement and enable such Registrable Securities to be in such denominations or amounts, as the case may be, as the Consultant may reasonably request.

3.12The Company shall provide a transfer agent for all the Registrable Securities not later than the effective date of the first Registration Statement filed pursuant hereto.

3.13If requested by the Consultant, the Company shall (i) as soon as reasonably practical incorporate in a prospectus supplement or post-effective amendment such information as the Consultant reasonably determines should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably possible after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by the Consultant.

3.14The Company shall use all commercially reasonable efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to facilitate the disposition of such Registrable Securities.

3.15The Company shall otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

3.16Within three (3) business day after the Registration Statement which includes Registrable Securities is declared effective by the SEC, the Company shall deliver to the transfer agent for such Registrable Securities, with copies to the Consultant, confirmation that such Registration Statement has been declared effective by the SEC.

3.17The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Consultant of Registrable Securities pursuant to the Registration Statement.

SECTION IV
OBLIGATIONS OF THE CONSULTANT

4.1The Company shall notify the Consultant in writing of the information the Company requires from the Consultant for the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities and the Consultant agrees to furnish to the Company that information regarding itself, the Registrable Securities and the intended method of disposition of the Registrable Securities as shall reasonably be required to effect the registration of such Registrable Securities and the Consultant shall execute such documents in connection with such registration as the Company may reasonably request. The Consultant covenants and agrees that, in connection with any sale of Registrable Securities by it pursuant to the Registration Statement, it shall comply with the “Plan of Distribution” section of the then current prospectus relating to such Registration Statement.

4.2The Consultant, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Consultant has notified the Company in writing of an election to exclude all of the Consultant’s Registrable Securities from such Registration Statement.

4.3The Consultant agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 3.6 or the first sentence of 3.5, the Consultant will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s)

covering such Registrable Securities until the Consultant’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3.6 or the first sentence of 3.5.

SECTION V
EXPENSES OF REGISTRATION

All legal expenses, other than underwriting discounts and commissions and other than as set forth in the Consulting Agreement, incurred in connection with registrations including comments, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, and printing fees shall be paid by the Company.  Notwithstanding the foregoing, the Consultant shall bear its own legal expenses in connection with this Agreement and the review of any Registration Statement or amendment thereto.

SECTION VI
INDEMNIFICATION

In the event any Registrable Securities are included in the Registration Statement under this Agreement:

6.1To the fullest extent permitted by law, the Company, under this Agreement, will, and hereby does, indemnify, hold harmless and defend the Consultant who holds Registrable Securities, the directors, officers, partners, employees, counsel, agents, representatives of, and each Person, if any, who controls, any Consultant within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which the Consultant has requested in writing that the Company register or qualify the Shares (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (the matters in the foregoing clauses (I) through (iii) being, collectively, “Violations”). Subject to the restrictions set forth in Section 6.3 the Company shall reimburse the Consultant and each such controlling person, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.1: (I) shall not apply to a Claim arising out of or based upon a Violation which is due to the inclusion in the Registration Statement of the information furnished to the Company by any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (a) a failure of the Consultant to deliver or to cause to be delivered the prospectus made available by the Company or (b) the Indemnified Person’s use of an incorrect prospectus despite being promptly advised in advance by the Company in writing not to use such incorrect prospectus; (iii) any claims based on the manner of sale of the Registrable Securities by the Consultant or of the Consultant’s failure to register as a dealer under applicable securities laws; (iv) any omission of the Consultant to notify the Company of any material fact that should be stated in the Registration Statement or prospectus relating to the Consultant or the manner of sale; and (v) any amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the resale of the Registrable Securities by the Consultant pursuant to the Registration Statement.

6.2In connection with any Registration Statement in which Consultant is participating, the Consultant agrees to severally and jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act and the Company’s agents (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation is due to the inclusion in the Registration Statement of the written information furnished to the Company by the Consultant expressly for use in connection with such Registration Statement; and, subject to Section 6.3, the Consultant will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6.2 and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Consultant, which consent shall not be unreasonably withheld; provided, further, however, that the Consultant shall only be liable under this Section 6.2 for that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Consultant as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the resale of the Registrable Securities by the Consultant pursuant to the Registration Statement. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus were corrected on a timely basis in the prospectus, as then amended or supplemented. This indemnification provision shall apply separately to each Consultant and liability hereunder shall not be joint and several.

6.3Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, the representation by counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The indemnifying party shall pay for only one (1) separate legal counsel for the Indemnified Persons or the Indemnified Parties, as applicable, and such counsel shall be selected by the Consultant, if the Consultant is entitled to indemnification hereunder, or the Company, if the Company is entitled to indemnification hereunder, as applicable. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding affected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

6.4The indemnity agreements contained herein shall be in addition to (I) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

SECTIONVII

CONTRIBUTION

7.1To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (I) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

SECTION VIII

REPORTS UNDER THE 1934 ACT

8.1With a view to making available to the Consultant the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Consultant to sell securities of the Company to the public without registration (“Rule 144”), provided that the Consultant holds any Registrable Securities are eligible for resale under Rule 144, the Company agrees to:

a.make and keep adequate current public information available, as those terms are understood and defined in Rule 144;

b.file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements (it being understood that nothing herein shall limit the Company’s obligations under Section 5(c) of the Consulting Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.furnish to the Consultant, promptly upon request, (I) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Consultant to sell such securities pursuant to Rule 144 without registration.

SECTION X

MISCELLANEOUS

9.1NOTICES. Any notices or other communications required or permitted to be given under the terms of this Agreement that must be in writing will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided a confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company: With a copy to:

NewBridge Global Ventures, Inc.
Attn: Bob Bench

626 E. 1820 North, Orem, Utah 84097

801-362-2115

bob@newbridgegv.com

Carman Lehnhof Israelsen

Attn: J. Martin Tate

299 S. Main Street, Suite 1300

Salt Lake City, UT 84101

If to the Consultant:	Lance Dalton 1 Hawthorne Street 24A San Franscisco, Ca 94105 415-577-1681 lance@gonow.com

Each party shall provide five (5) business days prior notice to the other party of any change in address, phone number or facsimile number.

9.2NO WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

9.3NO ASSIGNMENTS.  The rights and obligations under this Agreement shall not be assignable.

9.4ENTIRE AGREEMENT/AMENDMENT. This Agreement and the Registered Offering Transaction Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Registered Offering Transaction Documents supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof. The provisions of this Agreement may be amended only with the written consent of the Company and Consultant.

9.5HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all the parties had prepared the same.

9.6COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

9.7FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

9.8SEVERABILITY. In case any provision of this Agreement is held by a court of competent jurisdiction to be excessive in scope or otherwise invalid or unenforceable, such provision shall be adjusted rather than voided, if possible, so that it is enforceable to the maximum extent possible, and the validity and enforceability of the remaining provisions of this Agreement will not in any way be affected or impaired thereby.

9.9LAW GOVERNING THIS AGREEMENT.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the federal courts located in New York City, New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Registered Offering Transaction Documents by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

9.10NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that the Company acknowledges that the rights of the Consultant may be enforced by its general partner.

[Signature page follows]

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of the Registration Rights Agreement as of the date first written above. The undersigned signatory hereby certifies that he has read and understands the Registration Rights Agreement, and the representations made by the undersigned in this Registration Rights Agreement are true and accurate, and agrees to be bound by its terms.

GO FUND, LLC

By: _________________________________

Name: Lance Dalton

Title: President

NEWBRIDGE GLOBAL VENTURES, INC.

By: __________________________________

Name: Mark Merseman

Title: Chief Executive Officer

[SIGNATURE PAGE OF REGISTRATION RIGHTS AGREEMENT]